UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2010
Graco Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-9249	41-0285640

(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

88-11th Avenue Northeast
Minneapolis, Minnesota	55413

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (612) 623-6000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule-425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
              On December 2, 2010, the Board of Directors (the “Board”) of Graco Inc. (the “Company”) elected Mr. Eric P. Etchart as a director of the Company, effective immediately. Mr. Etchart was elected to the class of directors whose terms expire at the 2013 annual meeting of shareholders of the Company.
              Mr. Etchart has been appointed to serve on the Board’s Audit and Management Organization and Compensation Committees. In connection with his election, Mr. Etchart will be receiving the standard director compensation as referenced in our Proxy Statement for the 2010 Annual Meeting.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description

99.1	Press Release dated December 3, 2010 announcing that Mr. Eric P. Etchart has joined the Board of Directors of Graco Inc. effective December 2, 2010.
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRACO INC.
/s/Karen Park Gallivan
Date: December 3, 2010	Karen Park Gallivan
Vice President, General Counsel & Secretary